Exhibit 10.11

INCREASE AGREEMENT

Reference is made to the that certain Credit Agreement dated as of October 27, 2021 (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), by and among TrinCap Funding, LLC, as Borrower (the “Borrower”), Trinity Capital Inc., as Servicer (the “Servicer”), the Lenders from time to time party thereto, KeyBank National Association, as the Administrative Agent (the “Administrative Agent”) and Syndication Agent and Computershare Trust Company, N.A., as Collateral Custodian. Capitalized terms used and not otherwise defined herein are used with the meanings set forth or incorporated by reference in the Credit Agreement.

Zions Bancorporation, N.A. dba California Bank & Trust (the “Zions Increasing Managing Agent”), Zions Bancorporation, N.A. dba California Bank & Trust (the “Zions Increasing Lender”; and together with the Zions Increasing Managing Agent, the “Zions Increasing Lender Group”), Hancock Whitney Bank (the “Hancock Increasing Managing Agent”), Hancock Whitney Bank (the “Hancock Increasing Lender”; and together with the Hancock Increasing Managing Agent, the “Hancock Increasing Lender Group”), Live Oak Banking Company (the “Live Oak Increasing Managing Agent”), Live Oak Banking Company (the “Live Oak Increasing Lender”; and together with the Live Oak Increasing Managing Agent, the “Live Oak Increasing Lender Group”), Customers Bank (the “Customers Increasing Managing Agent”), Customers Bank (the “Customers Increasing Lender”; and together with the Customers Increasing Managing Agent, the “Customers Increasing Lender Group”), Axos Bank (the “Axos Increasing Managing Agent”; and collectively with the Zions Increasing Managing Agent, the Hancock Increasing Managing Agent, the Live Oak Increasing Managing Agent and the Customers Increasing Managing Agent, the “Increasing Managing Agents”, and each, an “Increasing Managing Agent”), Axos Bank (the “Axos Increasing Lender”; and together with the Axos Increasing Managing Agent, the “Axos Increasing Lender Group”; the Zions Increasing Lender, the Hancock Increasing Lender, the Live Oak Increasing Lender, the Customers Increasing Lender and the Axos Increasing Lender collectively, the “Increasing Lenders”, and each, an “Increasing Lender”; the Zions Increasing Lender Group, the Hancock Increasing Lender Group, the Live Oak Increasing Lender Group, the Customers Increasing Lender Group and the Axos Increasing Lender Group collectively, the “Increasing Lender Groups”, and each, an “Increasing Lender Group”), the Administrative Agent, the Borrower and the Servicer agree as follows:

1. Borrower has requested that (i) the Zions Increasing Lender increase its Commitment under the Credit Agreement by $5,000,000 (the “Zions Increase”), (ii) the Hancock Increasing Lender increase its Commitment under the Credit Agreement by $10,000,000 (the “Hancock Increase”), (iii) the Live Oak Increasing Lender increase its Commitment under the Credit Agreement by $20,000,000 (the “Live Oak Increase”), (iv) the Customers Increasing Lender increase its Commitment under the Credit Agreement by $30,000,000 (the “Customers Increase”) and (v) the Axos Increasing Lender increase its Commitment under the Credit Agreement by $25,000,000 (the “Axos Increase”; and collectively with the Zions Increase, the Hancock Increase, the Live Oak Increase and the Customers Increase, the “Increases”, and each, an “Increase”).

2. The effective date (the “Increase Date”) of the Increases shall be the date on which (i) a fully executed copy of this Increase Agreement is delivered to, and consented to by, the Administrative Agent and (ii) the conditions set forth in Section 2.3(c) of the Credit Agreement have been satisfied, the Borrower’s executed consent to this Increase Agreement being a representation and warranty of the Borrower that such conditions set forth in Section 2.3(c) of the Credit Agreement have been satisfied.

3. By executing and delivering this Increase Agreement, each Increasing Managing Agent and each Increasing Lender (i) confirms that it has received a copy of the Credit Agreement and such Transaction Documents and other documents and information requested by it, and that it has, independently and without reliance upon the Borrower, the Servicer, any other Lender, any other Managing Agent or the Administrative Agent, and based on such documentation and information as it has deemed appropriate, made its own decision to enter into this Increase Agreement; (ii) agrees that it shall, independently and without reliance upon the Borrower, the Servicer, any other Lender, any other Managing Agent or the Administrative Agent, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and any of the Transaction Documents; (iii) acknowledges that it has appointed and authorized the Administrative Agent to take such action on its behalf and to exercise such powers and discretion under the Credit Agreement and the Transaction Documents as are delegated to the Administrative Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) agrees that it shall continue to perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Managing Agent and a Lender, respectively, after giving effect to this Increase Agreement.

4. On the Increase Date of this Increase Agreement, (i) the Commitment of the Zions Increasing Lender shall be increased by $5,000,000, (ii) the Commitment of the Hancock Increasing Lender shall be increased by $10,000,000, (iii) the Commitment of the Live Oak Increasing Lender shall be increased by $20,000,000, (iv) the Commitment of the Customers Increasing Lender shall be increased by $30,000,000 and (v) the Commitment of the Axos Increasing Lender shall be increased by $25,000,000.

5. This Increase Agreement may be executed by one or more of the parties on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

6. This Increase Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Increase Agreement to be executed by their respective officers thereunto duly authorized, as of the date first below written, such execution being made on Schedule I hereto.

* * * * *

Schedule I

to

Increase Agreement

Dated December 9, 2024

Section 1.

The “Commitment” with respect to the Zions Increasing Lender after giving effect to the Zions Increase is $30,000,000.

The “Commitment” with respect to the Hancock Increasing Lender after giving effect to the Hancock Increase is $35,000,000.

The “Commitment” with respect to the Live Oak Increasing Lender after giving effect to the Live Oak Increase is $40,000,000.

The “Commitment” with respect to the Customers Increasing Lender after giving effect to the Customers Increase is $80,000,000.

The “Commitment” with respect to the Axos Increasing Lender after giving effect to the Axos Increase is $75,000,000.

Section 2.

The “Group Advance Limit” with respect to the Zions Increasing Lender Group after giving effect to the Zions Increase is $30,000,000.

The “Group Advance Limit” with respect to the Hancock Increasing Lender Group after giving effect to the Hancock Increase is $35,000,000.

The “Group Advance Limit” with respect to the Live Oak Increasing Lender Group after giving effect to the Live Oak Increase is $40,000,000.

The “Group Advance Limit” with respect to the Customers Increasing Lender Group after giving effect to the Customers Increase is $80,000,000.

The “Group Advance Limit” with respect to the Axos Increasing Lender Group after giving effect to the Axos Increase is $75,000,000.

ZIONS INCREASING LENDER AND ZIONS INCREASING MANAGING AGENT:

ZIONS BANCORPORATION, N.A. DBA CALIFORNIA BANK & TRUST

By:	/s/ Peter Drees
Name: Peter Drees
Title: Senior Vice President

HANCOCK INCREASING LENDER AND HANCOCK INCREASING MANAGING AGENT:

HANCOCK WHITNEY BANK

By:	/s/ Thomas Pericak
Name: Thomas Pericak
Title: Senior Vice President

LIVE OAK INCREASING LENDER AND LIVE OAK INCREASING MANAGING AGENT:

LIVE OAK BANKING COMPANY

By:	/s/ Lew Woodbury
Name: Lew Woodbury
Title: Senior Managing Director

CUSTOMERS INCREASING LENDER AND CUSTOMERS INCREASING MANAGING AGENT:

CUSTOMERS BANK

By:	/s/ Scott Gates
Name: Scott Gates
Title: Senior Vice President / Portfolio Manager

AXOS INCREASING LENDER AND AXOS INCREASING MANAGING AGENT:

AXOS BANK

By:	/s/ Michael O'Neal
Name: Michael O'Neal
Title: Senior Vice President

Consented to this 9th day of December, 2024 by:

KEYBANK NATIONAL ASSOCIATION,

as Administrative Agent

By:	/s/ Richard Anderson
Name: Richard Anderson
Title: Senior Vice President

TRINCAP FUNDING, LLC,

as Borrower

By: Trinity Capital, Inc., its sole and managing member

By:	/s/ Sarah Stanton
Name: Sarah Stanton
Title: General Counsel and Secretary

TRINITY CAPITAL, INC.,

as Servicer

By:	/s/ Sarah Stanton
Name: Sarah Stanton
Title: General Counsel and Secretary